Dear Shareholder:

The portfolios that are listed in this Semi-Annual Statement of the Penn Street Mutual Fund provide a variety of investment options to the shareholder. We have asked each of the Portfolio Advisors-McGlinn Capital Management, Inc., Baldwin Investment Management, Cumberland Advisors, Inc. and Penn Street Advisors-for a review of their portfolios and their analyses of the economy in general. Their views are provided in the letters addressing each of the individual portfolios. Please note these are solely the views for each of the individual portfolios and not of the Fund itself.

McGlinn Balanced Portfolio
A dramatic shift occurred in the economy and financial markets since out last "Letter to Shareholders". In that letter, we stated that the phase of restrictive policy by the Federal Reserve was coming to an end. Approximately two months later, the Federal Reserve issued the first of what would be many interest rate reductions as the economy experienced a rapid reversal in strength. As a result of this abrupt slowdown, corporate earnings have been under pressure with some of the largest retractions coming from the Technology Sector. Reflecting this weakness, stock indices have continued their decline with six-month results for the S&P 500 of -12.07%, and -37.2% for the NASDAQ.

Through this volatile period, we are pleased to report that the McGlinn Balanced Portfolio has posted a positive return of +3.10%. This compares very favorably with the benchmark indices of the S&P 500, and the Lehman Intermediate Bond Index. A 50%/50% blend of these indices provided a return of -3.15%, with a 60%/40% blend returning -4.66% Looking at the twelve month results, the McGlinn Balanced Portfolio returned +6.34% with the comparative blended indices basically flat for 50%/50%, and 60%/40% at -2.93%.

Weakness in the economy has been tied to a sizable reduction in capital spending. Focused in the Technology and telecommunication areas, this weakness is a result of over-enthusiasm in the building of infrastructure for the "new economy" being confronted with inadequate returns for much of this investment. Faced with rising inventory levels and declining productivity growth, we expect this slowdown will continue for a few more quarters. Unemployment figures are beginning to rise, and while consumer confidence has held steady, the consumer will play a critical role in determining how soon the economy rebounds. One major positive is that the Federal Reserve has been aggressively cutting rates to help boost the economy.

In our analysis of the investment horizon, we acknowledge the many negatives that exist. However, when we look at the substantial correction that has occurred in stock prices, we believe that the majority of bad news has been discounted. We have strategically positioned the equity portfolio to take advantage of very attractive valuations in companies that are leveraged to the coming rebound in the economy. Healthy weightings in basic materials, capital goods, energy, and financials have enhanced performance. The correction in technology stocks allowed us to increase exposure to an area we de-emphasized last year because of extreme valuation levels.
The fixed income portfolio continues to be concentrated in U.S.
Treasuries with an average maturity of slightly over four years.
The McGlinn Balanced Portfolio will continue to be comprised of securities we feel offer the combination of high quality, attractive valuation, and potential for long-term appreciation.

McGlinn Capital Management, Inc.

Penn Street Advisors Sector Rotational Portfolio

In our last letter to shareholders we commented that August 30, 2000 was not the ideal market environment to start a new mutual fund. From that point through the end of last fiscal year, the S&P 500 was down 4.73%.
 The market environment did not improve significantly in the period from November 2000 though April 30, 2001. The market continued to exhibit weakness despite very aggressive efforts by the Federal Reserve to re-invigorate the economy. During the six months ended 4/30/01, the S&P 500 was down 12.07%; the Russell 1000 was down -13.14%; and the NASDAQ was down 33.60%. Despite the inhospitable market, the PSA Sector Fund was modestly up 0.08%.

The Fund has continued to benefit from underweighting in the worst performing sectors during these first six months, the three worst performing sectors were Healthcare (-6.98%), Communication Services (-17.54%), and Technology (-34.4%). The Sector Fund was underweighted in these three sectors.

The Fund also benefited from the relative performance of our overweighed sectors. Utilities (6.09%), Energy (5.13%) and Transportation (9.57%) represent the largest percentage overweighs relative to the market. Our sole Transportation holding, Canadian Pacific was up 35% over this period after announcing the stock was to be split into five separate companies.

There are two factors that have been affecting the market in diametrically opposite ways: The Federal Reserve Open Market Committees reduction of the Fed Funds Rate, and the declining profitability of companies. As of May 15, 2001, the Federal Reserve has reduced the Fed Funds Rate 250 basis points in 2001. During the same time, according to Business Week's Corporate Scoreboard, which follows 900 companies, profits dropped 25% during the first quarter. This is the steepest quarterly drop since the 1990-91 recession.

Reductions in the Fed Funds Rate have caused the equity markets to leap up on the rate cut news, only to give back gains as earnings reports and warnings came in. This was particularly true of Technology. Although Technology was down over this period, it was up dramatically on individual days during the quarter, when the Federal Reserve surprised the market with inter-meeting cuts to the Federal Funds Rate. It seems the market was almost anxious to re-allocate towards Technology on any news that could be construed as positive. For example on April 5, 2001, the NASDAQ had its third best day ever after Dell stood by their latest profit estimates. The trouble is, there has been much more news that is negative than positive, particularly for the Tech Sector. The Sector Fund has been increasing its weighting in Technology since the beginning of the year, although we are still underweighted in the area. We will not overweight that area, or even a market weight, until we see greater positive earnings revisions for the sector.

The NASDAQ has staged a dramatic comeback since hitting a year-to-date low on 4/04/01. And many of Technology holdings in this index have benefited from this rebound, but we feel this sector may be giving back some of these gains as earnings reports in the second and third quarters continue to disappoint. As earnings come out we feel that investors will gravitate toward companies generating real earnings growth, as opposed to hopes of rebounds in earnings in the event the economy rebounds in the fourth quarter. That being said, the worst is probably over regarding negative earnings revisions, and we may see clear evidence of a cyclical upturn in the economy by the fourth quarter.

Penn Street Advisors, Inc.

Baldwin Large-Cap Growth Portfolio

The last quarter of 2000 and the first quarter of 2001 were not at all easy for investors in general, but especially for large cap growth stock investors. Succinctly, there was nowhere to hide. In the months of November 2000, February and March of 2001, the markets collapsed and the former darlings of Wall Street were considered pariahs.

It was during this period that the Baldwin Large Cap Growth Stock Mutual Fund started to invest the monies under its charge. Because we were so concerned about market volatility, the fund has been invested in a very deliberate fashion. Certain sectors like Technology were largely avoided. Other sectors like Energy were initiated more quickly. This cautious approach to investing the mutual fund monies has served investors well as the fund outperformed the S&P 500 during this initial stage (August 30th, 2000 to April 30th, 2001) +1.91% vs -16.23%.

Looking ahead, we are hopeful that perhaps the worst is behind us. The US Federal Reserve has certainly been extremely aggressive in lowering interest rates, the most aggressive it has been under the chairmanship of Alan Greenspan. Since January of 2001, the Fed has now cut the Federal Funds rate from 61/2% to 4%, an amazing drop of 250 basis points or 38.5%. The liquidity in the US financial system as measured by money supply is expanding at an incredibly rapid clip. This is the fuel which should "stoke the fire" for the markets. Historically, the lowering of interest rates has typically led to high stock prices and we would expect nothing different this time. Those areas of the marketplace which have traditionally done best in such an environment are Technology, Financial Services, Capital Goods and Healthcare. While the past is not necessarily a prologue to the future, the odds are in favor of an investor who is so positioned in the marketplace and we typically do not like betting against "the house."

Consumer confidence has recently taken a bit of an upturn. It is important for the US economy that the consumer continues spending as the US shopper represents approximately two-thirds of the American economy. Interestingly, even during the downturn in consumer sentiment surveys, the American public has continued to spend aggressively on large ticket items like automobiles and housing. Unemployment has recently ticked upwards and this could be a concern if the job losses become too great. However, the unemployment rate now rests at 4.5%, up from a low of 3.9%, but still considerably below a typical unemployment rate for US recessions, which in the past has reached as high as 7%. So, employment is still strong in the United States in spite of some of the ugly headlines.

CEO confidence still needs some help. As corporate chieftains get more visibility of their companies immediate futures, capital expenditures plans will begin to grow. This is essential for the capital investment train to "get back on track". Inventories have recently been quite dramatically lowered during the 4th quarter 2000 and the first of 2001. Perhaps investors could expect some ramp up in production in the not too distant future.

Investors' appetite for risk still needs to improve. According to various indices in a number of different marketplaces, investors are beginning to eye riskier securities, but have not yet entirely embraced them. Investor willingness to take on more risk will add more liquidity to the world financial system and will help various young companies finance their growth plans. This is the piece of the puzzle which has not yet fallen into place. We are seeing some signs of improvement, but there needs to be more.

In short, an awful lot of pain has been had by American investors and we are hopeful that the worst is behind us. Earnings have been dramatically lowered and companies seem to be achieving those levels. Thus the number of "negative surprises" has decreased. The Fed is aggressively lowering interest rates adding liquidity to the system, which is very important to the health of the US economy. The US consumer continues to be strong, but unemployment is ticking up. There is some greater appetite for risk amongst investors and corporate chiefs are not as distressed as they were a few months ago. All in all, we would suggest that the glass is appearing more "half full" rather than "half empty."
Baldwin Investment Management

Cumberland Taxable Income Portfolio

The Cumberland Taxable Bond Fund is a relatively new fund portfolio that deployed cash into the market starting in the middle of last year.

The fixed income markets in 2001 have suffered some price erosion as prices of bonds declined while interest rates rose. Bonds have been somewhat weak even as the Federal Reserve has cut interest rates. An example is the benchmark ten year US treasury bond which is yielding about a half point more than it was when the Fed started to cut interest rates on January 3rd. During the time that the treasury bond yield rose 1/2 point, the Fed Funds Rate has fallen 21/2 points.

In other words short term rates have been dropping quickly but longer term rates have been rising. There are reasons why interest rates on these different maturities are headed in opposite directions.

Short term rates are controlled by actions of the Federal Open Market Committee; that is the policymaking arm of the Federal Reserve system. The FOMC is cutting rates quickly in order to stimulate the economy and keep it from falling into a recession.

Bond interest rates are mostly by market forces. Market players are worried that the Fed's stimulus will result in some inflation in future periods and so bond investors have been demanding higher interest rates to compensate them for the added risk that this stimulus will trigger future inflation. Whether or not the actual inflation arrives remains to be seen. In the bond market perception is key in setting price levels.

In addition, we are very focused on the quality of the instruments in the fund and do not intend to take any major risk with credit quality.

The construction of the Cumberland Bond Portfolio takes into account our concern for credit quality and wariness towards inflation. Inflation, while still under control as measured by various core indices, is a concern for us. We see pressures from a tight labor market, as well as an energy sector. In addition, recent productivity measures suggest the possibility of a slowing in productivity growth which means that unit labor costs could rise. Rising unit labor costs are usually a trigger for inflation.

The portfolio addresses these concerns by being invested only in obligations of the U.S. Government, its agencies, or state and local governments (taxable obligation). Within this framework, the portfolio allocates a substantial amount to inflation indexed bonds; these are by two issuers, one by the U.S. Treasury, the other by the Tennessee Valley Authority, a 100% government owned electric power wholesaler. We believe inflation indexed bonds will anchor the portfolio should inflation pick up in the years ahead; hence, we consider them to be core holdings of the portfolio.


Moving forward, we expect the growth of the economy to slow which should bode well for higher grade fixed income securities. We remain wary about the climbing U.S. Trade Deficit, higher energy prices, and the tight labor markets and will reposition the portfolio if conditions warrant. Cumberland Advisors, Inc.

All those involved at the Penn Street Fund would like to thank you for entrusting your investments with us. We hope that the views of our Portfolio Advisors have helped give you insight into the performance of the Funds as well as the performance of the market overall. We at the Penn Street Fund are very happy with the relative performance of our Portfolio Advisors, and look forward to a prosperous 2001.

Sincerely,



Michael Mara
President





MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)	Penn Street Fund, Inc.

COMMON STOCKS (63.03%)
			 		Shares	   Fair Value
Basic Materials (6.28%)
		Alcoa, Inc.		530		$21,942
		Boise Cascade Corp.	400		13,992
		FMC Corp.*		200		14,338
		Mead Corp.		400		11,280
		Praxair, Inc. 		300		14,199
		Smurfit-Stone Container Corp.*400		5,860
		USX-U.S. Steel Group		400		7,364
								88,975
Capital Goods (6.37%)
		Emerson Electric Co.		300		19,995
		General Mills, Inc.		200		7,882
		Honeywell International, Inc.	500		24,440
		Ingersoll-Rand Co.		300		14,100
		Minnesota Mining & Manufacturing Co.	200	23,802
								90,219
Communication Services (3.09%)
		ALLTEL Corp.		200		10,922
		AT&T Corp.		350		7,798
		Sprint Corp.		400		8,552
		Verizon Communications	300		16,521
							43,793
Consumer Cyclicals (4.00%)
		Lowe's Co.		200		12,600
		New York Times Co. Cl-A200		8,206
		Radioshack Corp.	500		15,315
		Target Corp.*		400		15,380
		Wal-Mart Stores, Inc.	100		5,174
							56,675

Consumer Staples (4.77%)
		America Online, Inc.*		400		20,200
		Avon Products, Inc.		200		8,464
		Kimberley-Clark Corp.		300		17,820
		Procter & Gamble Co.		100		6,005
       		Walt Disney Co.		500		15,125													67,614






MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30, 2001 (Unaudited)	Penn Street Fund, Inc.
						 Shares	   Fair Value

Energy (7.07%)
		Baker Hughes, Inc.		250		$	9,822
		Conoco, Inc. - Cl-B		500			15,210
		Halliburton Co.			300			12,963
		Occidental Petroleum Corp.	300			9,036
		Schlumberger Ltd.			100			6,630
		Transocean Sedco Forex Inc.	200			10,856
		Unocal Corp.			600			22,896
		USX-Marathon Group		400			12,784
									100,197
Financials (13.97%)
		Allstate Corp.			400			16,700
		Bank of America Corp.		400			22,400
		Chubb Corp.			100			6,675
		Citigroup, Inc.			200			9,830
		Dime Bancorp, Inc.		300			10,005
		Fleet Boston Financial Corp.	400			15,348
		Freddie Mac			300			19,740
		J. P. Morgan Chase & Co.		450			21,591
		MBNA Corp.			100			3,565
		Merrill Lynch & Co.		200			12,340
		Morgan Steanley Dean Witter & Co.	100		6,279
		Providian Financial Corp.	300			15,990						UNUMProvident Corp.		600			17,946
		Washington Mutual, Inc.	250			12,482
		XL Capital Ltd.		100			7,080
									197,971
Healthcare (5.76%)
		Abbott Laboratories		100			4,638
		Bristol-Myers Squibb Co.		200			11,200
		Johnson & Johnson			100			9,648
		Merck & Co.			100			7,597
		Pfizer, Inc.			200			8,660
		Schering-Plough Corp.		500			19,270
		Tenet Healthcare Corp.*		200			8,928
		The Healthcare Co.		300			11,610
									81,551

						    Shares	   Fair Value
Technology (10.54%)
		Advanced Micro Devices, Inc.*	500		$	15,500
		Compaq Computer Corp.		600			10,500
		Corning, Inc.			200			4,394
		Electronic Data Systems		300			19,350
		EMC Corp.*			200			7,920
		International Business Machines Corp.	225		25,906
		JD Edwards & Co.*			200			1,580
		Micron Technology, Inc.*		200			9,076
		Microsoft Corp.*			100			6,775
		Motorola, Inc.			600			9,330
		SAP AG - SA			225			9,067
		Sun Microsystems, Inc.*		200			3,424
		Texas Instruments, Inc.		200			7,740
		Unisys Corp.*			1,100			13,244
		Williams Communications Group, Inc.	164		741
		Xilinx, Inc.*			100			4,747
									149,294
Transports (0.59%)
		FedEx Corp.*			200			8,414

Utilities (0.59%)
		Williams Companies, Inc.		200			8,434

TOTAL COMMON STOCK (Cost $863,477)					893,137





MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30, 2001 (Unaudited)	Penn Street Fund, Inc.


FIXED INCOME SECURITIES (35.98%)
 			           	  			Principal
			              				 Amt.        Fair Value
Basic Materials (0.73%)
		Dominion Resources 7.600% due 07/15/03	10,000		$10,374

Energy (0.71%)
		R&B Falcon Corp 6.750% due 04/15/05	10,000		10,100

Financials (2.19%)
		Allstate Corp. 7.875% due 05/01/05		10,000		10,670
		Ford Motor Credit Co. 7.375% due 02/01/11	10,000		10,245
		JP Morgan Chase & Co. 6.750% due 02/01/11	10,000		10,060
										30,975
 U. S. Government and Government Agencies (32.35%)
		FHLMC 6.000% due 04/16/16			15,000		14,902
		Freddie Mac 7.375% due 05/15/03		25,000			25,468
		US Treasury 5.875% due 11/30/01		35,000			35,372
		US Treasury 5.750% due 08/15/03		105,000			108,067
		US Treasury 5.875% due 02/15/04		75,000			77,555
		US Treasury 5.875% due 11/15/04		65,000			67,356
		US Treasury 5.625% due 02/15/06		30,000			30,919
		US Treasury 6.625% due 05/15/07		25,000			26,949
		US Treasury 5.750% due 08/15/10		70,000			71,761
										458,349
TOTAL FIXED INCOME SECURITIES
(Cost $503,383)									509,798

SHORT-TERM INVESTMENTS (0.16%)
		Highmark Money Market Fund		2,198			2,198

TOTAL SHORT-TERM INVESTMENTS							2,198
(Cost $2,198)



			                                          	 Fair Value
TOTAL INVESTMENTS IN SECURITIES (99.17%)
(Cost $1,369,058)							$1,405,133

ASSETS IN EXCESS OF OTHER LIABILITIES (0.83%)				11,766

TOTAL NET ASSETS (100%)							$1,416,899



PSA Sector Portfolio
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)	Penn Street Fund, Inc.


COMMON STOCKS (94.00%)

				         	 Shares                    Fair Value

Consumer Cyclicals (8.60%)
		Callaway Golf Co.		2,300		$	55,798
		Deluxe Corp.			2,500			64,975
		KB HOME				1,100			33,242
		Lennar Corp.			1,300			56,901
		Reebok International Ltd.*	1,000			25,630
									236,546
Consumer Staples (8.80%)
		Anheuser-Busch Co's Inc.		700			27,993
		CEC Entertainment, Inc.*		1,200			61,500
		CVS Corp.			500			29,475
		Jones Apparel Group, Inc.*	1,600			63,584
		Ruby Tuesday, Inc.		1,700			32,385
		Safeway, Inc.*			500			27,150
									242,087
Energy (16.14%)
		Apache Corp.			1,300			83,148
		Chevron Corp.			900			86,904
		Devon Energy Corp.		1,100			64,911
		Equitable Resources, Inc.		1,000			80,000
		Phillips Petroleum Co.		1,100			65,560
		Ultramar Diamond Shamrock		1,400			63,154
									443,677

			            			Shares		          Fair Value		Financials (22.90%)
		Ambac Financial Group, Inc.		600		$	32,286
		AmeriCredit Corp.*			1,000			46,360
		Doral Financial Corp.			2,200			71,280
		Fannie Mae				1,000			80,260
		Federated Investors, Inc Cl-B		1,800			52,470
		Golden West Financial Corp.		500			29,350
		Heller Financial, Inc.			1,400			44,674
		Liberty Financial Co.			1,600			66,576
		Loews Corp.				1,000			67,410
		MGIC Investment Corp.			600			38,994
		SEI Investments Co.			1,000			40,110
		Washington Mutual, Inc.			1,200			59,916
										629,686
Healthcare (5.67%)
		Johnson & Johnson			800			77,184
		Wellpoint Health Network, Inc.		800			78,600
										155,784
Industrial (8.84%)
		Boeing Co.				900			55,620
		Jacobs Engineering Group, Inc		600			39,552
		Teleflex, Inc.				1,300			63,583
		Tyco International Ltd.			700			37,359
		United Technologies			600			46,848
										242,962




	 						Shares		    Fair Value
Technology (14.50%)
		Affiliated Computer Services*		1,300		$	93,600
		Alliant Techsystems*			400			37,680
		Electronic Data Systems			1,300			83,850
		First Data Corp.				400			26,976
		L-3 Communications Holdings, Inc.*		400			30,900
		PerkinElmer, Inc.				1,300			86,983
		Tektronix, Inc.*				1,600			38,720
										398,709
Transport (2.14%)
		Canadian Pacific Ltd.			1,500			58,755

Utilities (6.41%)
		Entergy Corp.				1,500			60,750
		KeySpan Corp.				1,400			55,580
		MDU Resources Group, Inc.			1,500			60,000
							176,330

TOTAL COMMON STOCK (Cost $2,452,199)			      			2,584,536

			           			Principal
			              			Amt.
SHORT-TERM INVESTMENTS (7.42%)
		Highmark Money Market Fund		$204,100			204,100

TOTAL SHORT-TERM INVESTMENT
(Cost $204,100)									204,100

TOTAL INVESTMENT IN SECURITIES (101.42%)
(Cost: $2,656,299) 								2,788,636

LIABILITIES IN EXCESS OF OTHER ASSETS  (-1.42%)					(39,130)

TOTAL NET ASSETS (100%)							$	2,749,506







		            COMMON STOCK (68.00%)
			    				Shares                 Fair Value
Capital Goods (5.89%)
		Boeing Co.					125		$	7,725
		Minnesota Mining & Manufacturing Co.		75			8,926
		Tyco International Ltd.				150			8,006
											24,657
Communication Services (5.39%)
		Broadwing, Inc.					200			8,180
		Williams Communications Group, Inc.		123			556
		WorldCom, Inc.*					350			6,388
											22,564
Consumer Cyclicals (4.93%)
		Centex Corp.					175			7,551
		Convergys Corp.*					175			6,387
		Target Corp.					175			6,729
											20,667
Consumer Staples (7.04%)
		CVS Corp.					150			8,842
		Safeway, Inc.*					100			5,430
		Starbucks Corp.*					350			6,773
		SYSCO Corp.					300			8,436
											29,481
Energy (4.74%)
		Apache Corp.					100			6,396
		EOG Resources, Inc.				150			6,958
		Noble Affiliates, Inc.				150			6,521
											19,875
Financials (11.44%)
		Bank of New York Company, Inc.			150			7,530
		Citigroup, Inc.					175			8,601
		Fannie Mae					100			8,026
		Fifth Third Bancorp				150			8,064
		Household International				125			8,003
		Merrill Lynch & Co.				125			7,712
											47,936






			    					Shares                 Fair Value
Healthcare (12.26%)
		Amgen, Inc.					100		$	6,114
		Baxter International				75			6,836
		Elan Corporation PLC Spons ADR*			175			8,776
		Forest Laboratories*				125			7,644
		King Pharmaceuticals, Inc.*			175			7,373
		Tenet Healthcare Corp.*				175			7,812
		Teva Pharmaceutical Industries			125			6,806
											51,361
Technology (8.91%)
		BEA Systems, Inc.*				150			6,127
		Comverse Technology, Inc.*			75			5,137
		Concord EFS, Inc.*				150			6,982
		Corning, Inc.					225			4,943
		Scientific-Atlanta, Inc.				125			7,216
		Sungard Data Systems, Inc.			125			6,909
											37,314
Transports (1.02%)
		Union Pacific Corp.				75			4,267

Utilities (6.38%)
		Calpine Corp.					125			7,124
		Duke Energy Corp.					150			7,014
		Enron Corp.					100			6,272
		Williams Companies, Inc.				150			6,326
											26,736

TOTAL COMMON STOCK (Cost $285,951)								284,858






							Principal
			              			Amt. 	   		Fair Value

SHORT-TERM INVESTMENTS (35.74%)
		Highmark Money Market Fund		$149,699		$	149,699

TOTAL SHORT-TERM INVESTMENT
(Cost $149,699)									149,699

TOTAL INVESTMENT IN SECURITIES (103.74%)
(Cost $435,649) 									434,557

ASSETS IN EXCESS OF OTHER LIABILITIES (-3.74%)					(15,659)

TOTAL NET ASSETS (100%)							$	418,898




PREFERRED STOCKS (40.75%)
	 						Shares		    Fair Value
Municipal Preferred (21.19%)
		New Jersey Economic Development Authority
		7.600% due 02/15/29			9,800		$	246,176

		Philadelphia Authority for Industrial Development
		6.550% due 10/15/28			5,500			134,475
										380,651
Government Preferred (19.56%)
		Tennessee Valley Authority
		6.750% due 06/01/28			9,000			227,250

		Tennessee Valley Authority
		6.500% due 05/01/29			5,000			124,200
										351,450

TOTAL PREFERRED STOCK  (Cost $702,015)						732,101

FIXED INCOME SECURITIES (46.19%)
	 						Principal
			          			   Amt.
Inflation Indexed Notes (46.19%)
		Tennessee Valley Authority Inflation Index Note
		3.375% due 01/15/07		$	243,091			239,671

		US Treasury Inflation Index  Note
		3.375% due 01/15/07			110,496			112,292

		US Treasury Inflation Index Note
		3.625% due 01/15/08			108,362			111,206

		US Treasury Inflation Index Note
		3.500% due 01/15/11			252,520			256,386

		US Treasury Inflation Index Note
		3.625% due 04/15/28			108,238			110,166

										829,721







	   						Principal
			              			Amt.   		 Fair Value

TOTAL FIXED INCOME SECURITIES  (Cost $811,222)				$829,721
SHORT-TERM INVESTMENTS (26.57%)

Certificate of Deposit (5.46%)
		Southern Financial FSB Warrenton VA
		5.000% due 07/02/01		$	98,000		98,000

Money Market Fund (21.11%)
		Highmark Money Market Fund		379,260		379,260

TOTAL SHORT-TERM INVESTMENTS
(Cost $477,260)								477,260

TOTAL INVESTMENTS IN SECURITIES (113.51%)
(Cost $1,990,497)								2,039,082

LIABILITIES IN EXCESS OF OTHER ASSETS (-13.51%)			(242,745)

TOTAL NET ASSETS (100%)							$1,796,337






STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)	Penn Street Fund, Inc.


							Baldwin       Cumberland
				McGlinn    PSA Sector   Large-Cap    Taxable Income
				Portfolio  Portfolio    Porttfolio     Portfolio

ASSETS
Investment in securities,
at fair value (cost $1,369,058;
$2,656,299;$435,649
and $1,990,497 respectively) $1,405,133   $2,788,636   $434,557 $2,039,082
		Receivables:
		Interest and dividends	8,446	   3,511	995	15,746
		Investments sold	17,057	  108,972	-	-
		Investment advisor	1,205	   2,024	1,162	737
		Other 			-	    -		-	2,281

Total assets				 1,431,841    2,903,143   436,714	2,057,846
LIABILITIES
	Payable for securities purchased	12,390	143,799	    15,329     259,054
	Payable for fund shares redeemed	-	6,000		-	-
	Accrued expenses			2,552	3,838	   2,487 	2,455

Total liabilities				14,942	153,637   17,816  	261,509

NET ASSETS 				$1,416,899	$2,749,506 $418,898	$1,796,337

Shares outstanding			104,385		224,311	 34,683		136,890

Net asset value, offering and redemption
	price per share			$13.57		$12.26		$12.08		$13.12

Net assets consist of:
	Paid-in capital			  $2,124,528	$2,691,212	$461,891	$1,715,049
	Undistributed net investment income	1,151	(2,837)	  	4,056		26,964
Accumulated net realized gain/(loss)
 on investments				(744,855)	(71,206)	(957)		5,739
	Unrealized appreciation/(depreciation) of
		investments 		36,075		132,337		(1,092)		48,585
					$1,416,899	$2,749,506	$418,898	$1,796,337




STATEMENT OF OPERATIONS
For the Six Month Period Ended April 30, 2001 (Unaudited)	Penn Street Fund, Inc.

								     Baldwin     Cumberland
					   McGlinn    PSA Sector   Large-Cap   Taxable Income
 				           Portfolio   Portfolio    Portfolio    Portfolio
INVESTMENT  INCOME
	Interest				$8,146	$4,213	$10,684	$20,556
	Dividends 				15,261	13,047	116	20,759
		Total  income			23,407	17,260	10,800	41,315

EXPENSES
	Investment management fees 		4,207	6,662	917	1,882
	Shareholder servicing fees		987	1,726	288	922
	Administration, accounting and transfer
	agent					3,857	6,107	1,121	2,951
	Professional fees			5,285	5,390	5,332	5,390
	Custody fees				2,833	6,393	1,213	1,342
	Organizational expenses			-	-	-	-
	Directors' fees and expenses		740	725	707	713
	Other operating expenses		2,032	1,748	1,748	1,749

	Total expenses before reimbursements	19,941	28,751	11,326	14,949
		Less: reimbursements		(7,670)	(9,321)	(7,759)	(5,559)
	Total expenses after reimbursements	12,271	19,430	3,567	9,390

Net investment income/(loss)			11,136	(2,170)	7,233	31,925

NET REALIZED GAIN/(LOSS) FROM:
	Investment securities			22,637	(57,903) (957)	5,739

NET CHANGE IN UNREALIZED APPRECIATION/
	(DEPRECIATION) FROM:
	Investment securities			9,730	89,880	(1,092)	44,071

NET  REALIZED AND UNREALIZED GAIN/(LOSS)
   	FROM INVESTMENTS 			32,367	31,977	(2,049)	49,810
NET INCREASE/(DECREASE)  IN NET ASSETS
	RESULTING FROM OPERATIONS		$43,503	$29,807	$5,184	$81,735






MCGLINN BALANCED PORTFOLIO
Statement of Changes in Net Assets (Unaudited)	Penn Street Fund, Inc.



INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
	Net investment income				$  11,136    	$ 39,277
	Net realized gain/(loss) on investments 	22,637		(83,920)
	Unrealized appreciation on investments		9,730		144,938
	Net increase in net assets resulting from
	operations					43,503		100,295

LESS DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
	Net investment income				(9,413)		(45,370)
	Realized gains					-		-

CAPITAL SHARE TRANSACTIONS:
	Decrease in net assets derived from capital share
	transactions					(71,228)	(1,370,407)
	Total decrease in net assets			(37,138)	(1,315,482)

NET ASSETS:
	Beginning of period				1,454,037	2,769,519
	End of period 					$1,416,899	$1,454,037


				For the six months	   	 Year ended
				ended April 30, 2001		October 31, 2000
				Shares     Value		Shares    Value
	Shares sold		1,206	 $15,966		17,819	 $229,797
	Shares reinvested	532	   7,053		2,9398	   37,718
	Shares redeemed		(7,122)	  (94,247)		(126,990) (1,637,922)
	Increase/(decrease)	(5,384)	 $ (71,228)		(106,232) $(1,370,407)







PSA SECTOR PORTFOLIO
Statement of Changes in Net Assets (Unaudited)           PENN STREET FUND, INC.

     						        For the       For the Period
						      Six Months        08/30/00*
			     			 Ended April 30 2001  Through 10/31/00

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
	Net investment (loss)				$(2,170)	$(667)
	Net realized (loss) on investments 		(57,903)	(13,303)
	Unrealized appreciation on investments		89,880		42,457
	Net increase net assets resulting from
	  operations					29,807		28,487

LESS DIVIDEND AND DISTRIBUTION TO SHAREHOLDERS FROM:
	Net investment income				-		-
		Realized gains 				-		-

CAPITAL SHARE TRANSACTIONS:
	Increase in net assets derived from capital share
	transactions				  1,024,512 	  1,666,700

	Total increase in net assets		  1,054,319	  1,695,187

NET ASSETS:
	Beginning of period				1,695,187	-
	End or period 					$2,749,506	$1,695,187



		 	For the six months ended 	For the period 8/30/00*
			    April 30, 2001              through 10/31/00
			    Shares     	   Value	Shares        Value

	Shares sold	 	86,380	$1,030,512	138,420    1,666,700
	Shares reinvested 	-	-	     	-	     -
	Shares redeemed		(489)	(6,000)		-	      -
	Increase/(decrease)	85,891	$1,024,512	138,420	   $1,666,700







BALDWIN LARGE-CAP GROWTH PORTFOLIO
Statement of Changes in Net Assets (Unaudited)	Penn Street Fund, Inc.

     						   For the                 For the
						   Six Months            Period 08/30/00*
						 Ended April 30,2001     Through 10/31/00

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
	Net investment income				$7,233		$1,971
	Net realized (loss) on investments		(957)		-
	Unrealized (depreciation) on investments	(1,092)		-
	Net increase in net assets resulting from
	operations					5,184		1,971

LESS DIVIDEND AND DISTRIBUTION TO SHAREHOLDERS FROM:
	Net investment income				(3,177)		(1,971)
	Realized gains 					-		-

CAPITAL SHARE TRANSACTIONS:
	Increase/(decrease) in net assets derived from
	     capital share transactions			(44,430)	461,321

	Total increase/(decrease) in net assets		(42,423)	461,321

NET ASSETS:
	Beginning of period				461,321		-
	End or period	 			$	418,898	$	461,321


	                        For the six months                  For the period
								       8/30/00*
		              ended April 30, 2001                  through 10/31/00
			    Shares     	   Value	 	Shares             Value

	Shares sold		2,281	 	$27,393		38,193		$459,350
	Shares reinvested 	264		3,177		164		1,971
	Shares redeemed		(6,219)		(75,000)	-		-
	Increase (decrease)	(3,674)		$(44,430)	38,357		$461,321






CUMBERLAND TAXABLE INCOME PORTFOLIO
Statement of Changes in Net Assets (Unaudited)	Penn Street Fund, Inc.
							         For the   	  	For the
								Six Months         	Period  08/30/00*
							      Ended April 30, 2001     Through 10/31/00


INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
	Net investment income					$31,925			$3,305
	Net realized gain on investments 			5,739			-
	Unrealized appreciation on investments			44,071			4,514
	Net increase  in net assets resulting from operations	81,735			7,819

LESS DIVIDEND AND DISTRIBUTION TO SHAREHOLDERS FROM:
	Net investment income				(4,961)		(3,305)
	Realized gains 					-		-

CAPITAL SHARE TRANSACTIONS:
	Increase in net assets derived from capital
	share transactions				1,150,572	564,477

	Total increase in net assets		1,227,346	$	568,991

NET ASSETS:
	Beginning of period			568,991		-
	End or period				$1,796,337	$	568,991


			 For the six months                          For the period
		          ended April 30, 2001                08/30/00* through 10/31/00
			Shares            Value			Shares		Value
	Shares sold		89,685	 $	1,148,202	47,363	$	568,672
	Shares reinvested 	399		4,961		273		3,305
	Shares redeemed		(207)		(2,590)		(623)		(7,500)
	Increase (decrease)	89,877	 $	1,150,572	47,013	$	$564,477





MCGLINN BALANCED PORTFOLIO
Financial Highlights
For a share outstanding
throughout each period (Unaudited)   Penn Street Fund,Inc.

						11/1/00 to  Year ended  Year ended Year ended  Year ended
						04/30/01     10/31/00  10/31/99(3) 10/30/98  10/31/97
PER SHARE OPERATING PERFORMANCE
	Net asset value, beginning of period		$13.25	$12.82	$10.89	$11.37	$10.82
	Net income from investment operations:
		Net investment income			0.16	0.23	0.12	0.05	0.02
		Net realized and unrealized gain/(loss)
		on investments				0.25	0.49	2.00	(0.41)	1.41
		Total from investment operations	0.41	0.72	2.12	(0.36)	1.43
		Less distributions
		Distributions from net investment income(0.09)	(0.29)	(0.15)	(0.05)	(0.04)
		Distributions from realized gains	- 	-	(0.04)	(0.07)	(0.84)
		Total distributions			(0.09)	(0.29)	(0.19)	(0.12)	(0.88)
	Net asset value, end of period			$13.57	$13.25	$12.82	$10.89	$11.37

TOTAL RETURN 						3.10%(2)5.66%  	19.45%	(3.18%)	13.57%
	RATIOS/SUPPLEMENTAL DATA
	Net assets, end of period (in thousands)	$1,417	$1,454	$2,770	$3,060	$26,056
		Ratio of expenses to average net assets:
		Before reimbursement of expenses by
			advisor				2.84%(1)2.31%	1.90%	1.99%	1.71%
			After reimbursement of expenses
			by advisor			1.75%(1)2.25%	1.90%	1.99%	1.71%
		Ratio of net investment income (loss) to
		average net assets:
		Before reimbursement of expenses
			by advisor			0.49%(1)1.66%	1.02%	0.17%	0.20%
		After reimbursement of expenses
			by advisor			1.59%(1)1.72%	1.02%	0.17%	0.20%
	Portfolio turnover rate				40%	140%	194%	44%	25%
	    *Commencement of operations
	    (1) Annualized
	    (2) Not Annualized
	    (3)On April 5, 1999 the Fund's investment objectives were changed from
	    "high total return, with emphasis on capital appreciation" to
	    "Long-term growth with moderate income" & McGlinn Capital Management, Inc.
	     was retained as the Fund's new investment advisor.






Financial Highlights
For a share outstanding throughout
each period (Unaudited)	Penn Street Fund, Inc.

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period		$12.25	$12.00	$12.03	$12.00	$12.10	$12.00
	Net income from investment operations:
		Net investment income		   0.00	  (0.01) 0.36	  0.08	  0.45    0.09
		Net realized and unrealized gain  (loss)
			on investments 	  	 0.01	    0.26   (0.21)  0.00    0.65	  0.08
		Total from investment operations   0.01	    0.25    0.15   0.08   1.10    0.17
	Less distributions
		Distributions from net investment income 0.00 0.00 (0.10) (0.05) (0.08)	(0.07)
		Distributions from net realized gains	 -	-  0.00	0.00	0.00	0.00
		Total distributions		0.00	  0.00	(0.10)	(0.05)	(0.08)	(0.07)

Net asset value, end of period			$12.26	$12.25	$12.08	$12.03	$13.12	$12.10

TOTAL RETURN 					0.08%(2)  2.08%(2) 1.22%(2) 0.68%(2) 9.14%(2) 1.42%(2)
RATIOS/SUPPLEMENTAL DATA
	Net assets, period end (in 000's) $2,750 $1,695  $419		$461  $1,796	$569
	Ratio of expenses to average net assets:
		Before reimbursement of expenses
			by advisor		2.58%(1) 3.59%(1) 5.55%(1) 9.48%(1) 2.77%(1) 5.21%(1)
		After reimbursement of expenses
			by advisor		1.75%(1) 1.65%(1) 1.75%(1) 1.63%(1) 1.75%(1) 1.64%(1)
	Ratio of net investment income (loss) to
		average net assets:
		Before reimbursement of expenses
			by advisor		(1.03%)(1)(2.30%)(1)(0.24%)(1)(4.13%)(1)4.86%(1)0.11%(1)
		After reimbursement of expenses
			by advisor		(0.19%)(1)(0.36%)(1)3.56%(1)3.72%(1)5.88%(1) 3.68%(1)

	Portfolio turnover rate	  		  136%   41%		8%   0%	     15%	 0%

	     *	Commencement of operations
	(1)	Annualized
	(2) 	Not annualized





(1)	Organization

Penn Street Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue shares in five separate series. The Fund currently offers shares in three diversified series, the McGlinn Balanced Portfolio (formerly the Global Equity Portfolio), Baldwin Large-Cap Growth Portfolio and Cumberland Taxable Income Portfolio and one non-diversified series, the Penn Street Advisors Sector Rotational Portfolio
(PSA Sector Portfolio) (collectively the "Portfolios"). Shares of the Global Income Portfolio, a diversified series, are not currently offered for sale.

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.

(2)	Significant Accounting Policies

The McGlinn Balanced Portfolio's current investment objective is to provide long-term growth with moderate income using a flexible asset allocation approach that emphasizes the selection of securities (typically 60% domestic equity securities and 40% in domestic fixed income securities) that provide sufficient current income to reduce downside risk.

The PSA Sector Portfolio's investment objective is provide long-term capital appreciation by investing in a combination of equity securities, cash and money markets or cash equivalent products.

The Baldwin Large-Cap Growth Portfolio's investment objective is to provide long-term capital appreciation by investing in the stocks of large capitalization U.S. and foreign companies that the advisor believes are undervalued and offer above average potential for capital appreciation.

The Cumberland Taxable Income Portfolio's investment objective is to maximize return by using a top-down investment style employing general economic overviews supplemented by input from traditional Wall Street and governmental sources.

The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A.Security Valuation. The securities held by the Portfolios are valued as of the close of the New York Stock Exchange (the "NYSE"). Listed securities are valued at the last quoted sales price on the exchange where the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors. B.Currency Translation. The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker.
The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C.	Forward Currency Contracts. The Portfolios may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E.	Security Transactions, Interest and Dividends. As is common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex-dividend date.

F.	Distributions to Shareholders. Distributions to shareholders are recorded on the endate. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.	Use of Estimates. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Investments

For the six-month ended April 30, 2001 the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $548,559 and $602,333, respectively, for the McGlinn Balanced Portfolio, $3,842,581 and $2,915,141, respectively, for the PSA Sector Portfolio, $292,859 and $5,950 respectively for the Baldwin Large-Cap Growth Portfolio and $1,121,112 and $155,921 respectively, for the Cumberland Taxable Income Portfolio.

At April 30, 2001, net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $117,157 and $(81,082), respectively, for the McGlinn Balanced Portfolio, $206,230 and $(73,893), respectively, for the PSA Sector Portfolio, $7,129 and ($8,221), respectively for the Baldwin Large-Cap Growth Portfolio and $48,665 and $(80), respectively, for the Cumberland Taxable Income Portfolio.

On April 30, 2001, the McGlinn Balanced Portfolio had a capital loss carry forward of $768,064, which expires $652,656 in 2006, $31,488 in 2007 and
$83,920 in 2008 and the PSA Sector Portfolio had a capital loss carry forward of $13,303 which expires in 2008.

(4)	Capital Stock

At April 30, 2001, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the McGlinn Balanced Portfolio, 100 million shares designated and classified the PSA Sector Portfolio, 100 million shares designated and classified the Baldwin Large-Cap Growth Portfolio, 100 million shares designated and classified the Cumberland Taxable Income Portfolio, and 100 million shares designated and classified the Global Income Portfolio.

(5)	Investment Management Fee and Administration Fee

Investment Advisory Agreements. Effective August 30, 2000 Penn Street provided investment management services to the PSA Sector portfolio under an Investment Advisory Agreement. Penn Street provides the Portfolio with continuous investment programs, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, Penn Street is paid monthly fee which is equal to the annual rate of 0.60% of the PSA Sector Portfolio's average daily net assets.

Effective April 5, 1999 McGlinn Capital Management, Inc. ("McGlinn") was retained to provide investment management services to the McGlinn Balanced Portfolio under an Investment Advisory Agreement. McGlinn provides the Portfolio with continuous investment programs, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for its services, McGlinn is paid a monthly fee which is equal to the annual rate of 0.60% of the Portfolio's average daily net assets.
For periods prior to April 5, 1999 Penn Street provided investment management services to the McGlinn
Balanced Portfolio.

Effective August 30, 2000, Baldwin Investment Management, LLC ("Baldwin") and Cumberland Advisors, Inc. ("Cumberland") were retained to provide investment management services to the Baldwin Large-Cap Growth Portfolio and the Cumberland Taxable Income Portfolio, respectively, under separate Investment Advisory Agreements. Both Baldwin and Cumberland provide their respective Portfolios with continuous investment programs, a trading department, and the selection of brokers and dealers to effect securities transactions. As compensation for their services, Baldwin will be paid a monthly fee which is equal to the annual rate of 0.60% of the Baldwin Large-Cap Growth Portfolio's average daily net assets and Cumberland will be paid a monthly fee which is equal to the annual rate of 0.38% of the Cumberland Taxable Income Portfolio's average daily net assets.

Administration Agreement. Penn Street also serves as the Administrator of the Fund under an Administration Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.55% of the of each of the Portfolio's average daily net assets. For periods prior to August 30, 2000, the administration fees paid to Penn Street by the McGlinn Balanced Portfolio were calculated at the annual rate of 0.60% of the Portfolio's average daily net assets.

Effective September 22, 2000, Penn Street has voluntarily agreed to limit each Portfolio's operating expenses to 1.75% of each Portfolio's average net assets. This expense limitation is voluntary and may be discontinued at any time. For the period from August 30, 2000 (commencement of operations) to September 21, 2000 Penn Street had limited the operating expenses of the PSA Sector Portfolio, the Baldwin Large-Cap Growth Portfolio, and the Cumberland Taxable Income Portfolio to 1.50% of each Portfolio's average daily net assets.

(6)	Distribution Plans

Distribution Plan. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast Consultants, Inc. ("East Coast") for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares. For periods prior to September 22, 2000 the Distribution Plans provided for monthly payments to East Coast at the annual rate of 0.25% of each Portfolio's average net assets.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.

(7)	Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East Coast.